Exhibit 21

NEWS LIMITED	Australia
A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 105 222 026 Pty. Limited	Australia
Advertiser Newspapers Pty. Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
AH BR Pty Limited	Australia
Allied Press Limited	Papua New Guinea
Altowin S.A.	Belgium
atHome Group S.A.	Luxembourg
atHome International S.A.	Luxembourg
Australian Local Search Pty. Limited	Australia
AWKO Pty. Limited	Australia
Brisbane Bandits Pty Limited	Australia
Brisbane Bullets Trust	Australia
Brisbane Broncos Corporation Pty Ltd (Trustee)	Australia
Brisbane Broncos Corporation Trust	Australia
Brisbane Broncos Ltd	Australia
Brisbane Broncos Management Corporation Pty Ltd	Australia
Brisbane Broncos Rugby League Club Ltd	Australia
Brisbane Professional Sports Investment Pty Ltd	Australia
Broncos Insurance Agencies Pty Limited	Australia
Cairns Digital Media Pty Ltd	Australia
Careerone Services Pty. Limited	Australia
Carlholt (A.C.T.) Pty. Limited	Australia
Carlholt Holdings Pty. Limited	Australia
Carlholt Investments Australia Pty. Limited	Australia
Carlholt Investments Pty. Limited	Australia
Carlholt Nominees Pty. Limited	Australia
casa.it Srl	Italy
Chesterland Pty. Limited	Australia
Courier Newspaper Holdings Pty Limited	Australia
Courier Newspaper Management Holdings Pty Limited	Australia
Courier Newspaper Operations Pty Ltd	Australia
Davies Brothers Pty. Limited	Australia
Double Bay Newspapers Pty Ltd	Australia
Duvir Holdings Pty. Limited	Australia
EP Securities Pty. Limited	Australia
Geelong Advertiser (Holdings) Pty. Limited	Australia
General Newspapers Pty Ltd	Australia
Get Price Pty Limited	Australia
Gold Coast Publications Pty. Limited	Australia
HomeGuru Pty Ltd.	Australia
Hub Online Global Pty. Ltd	Australia
IPKO Pty. Limited	Australia
Karlholt Australia Pty. Limited	Australia
Karlholt Holdings Pty Limited	Australia
Karlholt Pty. Limited	Australia
KidsNewZealand Limited	New Zealand
Kidspot.com.au Pty Limited	Australia
Laurelgrove Pty Limited	Australia
Leader Associated Newspapers Pty. Limited	Australia
Learning Seat Pty. Ltd.	Australia

Leteno Pty. Limited	Australia
Local Search Technologies Limited	Ireland
Melbourne Storm Rugby League Club Limited	Australia
Messenger Press Proprietary Limited	Australia
Mirror Newspapers Pty. Limited	Australia
NAH Finance Pty Limited	Australia
National Rugby League Investments Pty. Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty. Limited	Australia
News (NAPI) Pty. Limited	Australia
News Australia Holdings Pty. Limited	Australia
News Australia Investments Pty Limited	Australia
News Australia Pty Limited	Australia
News Classifieds Network (NCN) Pty. Limited	Australia
News Digital Media Pty Limited	Australia
News Finance Pty.	Australia
News LifeMedia Pty Limited	Australia
News Magazines Operations Pty. Limited	Australia
News Pay TV Financing Pty Ltd	Australia
News Pay TV Pty. Limited	Australia
News Print Media Pty Limited	Australia
News Publishers Holdings Pty. Limited	Australia
News QP Holdings Pty Limited	Australia
News Sports Programming Pty. Limited	Australia
News Ticketing Pty Limited	Australia
News TV Magazines Pty. Limited	Australia
NL/HIA JV Pty Limited	Australia
ozhomevalue Pty Limited	Australia
Pacific Sports International Pty Limited	Australia
Pacific Sports Holdings Pty Limited	Australia
Perth Print Pty. Limited	Australia
Point Out Productions Pty Ltd	Australia
Post Courier Limited	Papua New Guinea
Primedia Limited	Hong Kong
Property Look Pty Limited	Australia
Property.com.au Pty Ltd	Australia
QP Developments Pty. Limited	Australia
QP Finance Pty. Limited	Australia
QP Investments Pty. Limited	Australia
QP Ventures Pty. Limited	Australia
Queensland Entertainment Services Pty Ltd	Australia
Queensland Newspapers Pty. Limited	Australia
Queensland Press Pty. Limited	Australia
REA Group China Limited	China
REA Group Europe Limited	United Kingdom
REA Group European Production Centre S.A.	Luxembourg
REA Group Hong Kong Ltd	Hong Kong
REA Group Ltd	Australia
REA Italia Srl	Italy
Realestate.com.au Pty Ltd	Australia
Rugby International Pty. Limited	Australia
SheSpot.com.au Pty Limited	Australia
SmartSource Marketing Limited	New Zealand
SmartSource Marketing Pty. Limited	Australia

SportingPulse (ANZ) Pty Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Square Foot Limited	Hong Kong
Suburban Publications Pty Limited	Australia
Sunshine Coast Publishing Pty Ltd	Australia
Super League Pty. Limited	Australia
Tejeku Pty. Limited	Australia
Telegraph Investment Australia Pty. Limited	Australia
Telegraph Investment Co Pty. Limited	Australia
Television Broadcasters Investments Pty. Ltd.	Australia
The Cairns Post Proprietary Limited	Australia
The Courier-Mail Children’s Fund Pty. Limited	Australia
The Geelong Advertiser Pty. Limited	Australia
The Herald and Weekly Times Pty. Limited	Australia
The North Queensland Newspaper Company Pty. Limited	Australia
Times Publications Holdings Pty Limited	Australia
United Media Pty. Limited	Australia
Valimanda Pty. Limited	Australia
Web Effect Int. Pty. Limited	Australia
Wespre Pty. Limited	Australia
Winston Investments Pty. Limited	Australia
NEWSCORP INVESTMENTS	United Kingdom
Admacroft Limited	United Kingdom
BrandAlley UK Travel Limited	United Kingdom
Canterpath Limited	United Kingdom
epartners UK Management Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Festival Records International Limited	United Kingdom
Fox Interactive Media UK Limited	United Kingdom
KIP Limited	United Kingdom
Lyntress Limited	United Kingdom
Milkround Holdings Limited	United Kingdom
Milkround Limited	United Kingdom
Milkround OnLine Ltd.	United Kingdom
Milkround.com Limited	United Kingdom
News 2026 Limited	United Kingdom
News Alesia UK Limited	United Kingdom
News Australia Investments Pty Limited	Australia
News Collins Holdings Limited	United Kingdom
News Collins Limited	United Kingdom
News Finance (HK) Limited	Hong Kong
News Group Newspapers Limited	United Kingdom
News International (Advertisements) Limited	United Kingdom
News International Advertisements (Ireland) Limited	United Kingdom
News International Associated Services Limited	United Kingdom
News International Distribution Limited	United Kingdom
News International Holdings	United Kingdom
News International Newspapers (Knowsley) Limited	United Kingdom
News International Newspapers (Scotland) Limited	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News International Publishers Limited	United Kingdom
News International Television Investment Company Limited	United Kingdom
News International Trading Ireland Limited	United Kingdom

News International Trading Limited	United Kingdom
News Investments U.K. Limited	United States of America
News of the World Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Printing Limited	Hong Kong
News Promotions Limited	United Kingdom
News Property Three Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News Times Holdings Limited	United Kingdom
News UK Nominees Limited	United Kingdom
Newscorp Finance Limited	Cayman Islands
Newscorp Preference Limited	Cayman Islands
Newsett Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
NGN Executive Pension Trustees Limited	United Kingdom
NGN Staff Pension Plan Trustees Limited	United Kingdom
NI Direct Limited	United Kingdom
NI Group Limited	United Kingdom
NI Recruitment Holdings Limited	United Kingdom
NI Syndication Limited	United Kingdom
Ordinto Investments	United Kingdom
Radio Productions London Limited	United Kingdom
Secondpost Limited	United Kingdom
Secondpost.com Limited	United Kingdom
Sky Channel Limited	United Kingdom
Sky Radio A/S	Denmark
SRC Holdings Limited	Cayman Islands
Star Advertising Sales Limited	United Kingdom
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom
The Sunday Times Whisky Club Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom
Times Newspapers Limited	United Kingdom
Times Newspapers Production Company Limited	United Kingdom
Tower Trustees Limited	United Kingdom
Virginia Two Limited	United Kingdom
WorKazoo Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Editora Harper & Row de Brazil Ltda.	Brazil
The Zondervan Corporation L.L.C.	United States of America
Vida Publishers L.L.C.	United States of America
Zondervan (republica Dominicana) S.A	Dominican Republic
HARPERCOLLINS (UK)	United Kingdom
BookArmy Limited	United Kingdom

Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Collins Desktop Publishing Limited	New Zealand
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publishers) Limited	United Kingdom
HarperCollins Canada Limited	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand
HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Ltd	Canada
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
Leckie & Leckie Limited	United Kingdom
Letts Educational Limited	United Kingdom
Marshall Pickering Holdings Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
NEWS PUBLISHING AUSTRALIA LIMITED	United States of America
Alesia Holdings, Inc.	United States of America
Alpha Education Holding, Inc.	United States of America
Alpha Education, Inc.	United States of America
American Sky Broadcasting L.L.C.	United States of America
ASkyB Holdings, Inc.	United States of America
Austair, Inc.	United States of America
Australian Finance Company Inc.	United States of America
Balkan News Finance, Inc.	United States of America
Benevolus Holdings LLC	United States of America
Broadsystem Incorporated	United States of America
Bronx Times Reporter, Inc.	United States of America
BSkyB Holdco, Inc.	United States of America
Carlholt Investments US Sub, Inc.	United States of America
CAVAN PUBLICATIONS INCORPORATED	United States of America
Courier-Life, Inc.	United States of America
DLO Corp.	United States of America
EFL Licensing, Inc.	United States of America
epartners limited	United States of America
epartners L.L.C.	United States of America
Evergreen Trading Company L.L.C.	United States of America
FEG Holdings, Inc.	United States of America
Fox Acquisition Sub, Inc.	United States of America
FOX Registry, LLC	United States of America
Fox Studios East, Inc.	United States of America
Fox TV 10 Holdings, Inc.	United States of America
Fox, Inc.	United States of America

Genuine Internet, Inc.	United States of America
HEIKO, L.L.C.	United States of America
Heritage Broadcasting Group, Inc.	United States of America
Heritage GP, Inc.	United States of America
Heritage Media L.L.C.	United States of America
Heritage Media Management, Inc.	United States of America
Heritage Media Services L.L.C.	United States of America
HMI Broadcasting Corporation	United States of America
Karlholt US Sub, Inc.	United States of America
KIHT, Inc.	United States of America
LJL Corp.	United States of America
Murdoch Publications Incorporated	United States of America
NAHI Real Estate Corporation	United States of America
NAI Media International Inc.	United States of America
NAPI G.P. Corp.	United States of America
NAPI-TVGOS, Inc.	United States of America
NAPI/WNS, Inc.	United States of America
NCIH, Inc.	United States of America
NDS Holdco, Inc.	United States of America
News-MCV Holdings, Inc.	United States of America
New STAR US Holdings Subsidiary, LLC	United States of America
News Advertising Sales Incorporated	United States of America
News Air, Inc.	United States of America
News America DTH Leasing, Inc.	United States of America
News America Holdings Incorporated	United States of America
News America Incorporated	United States of America
News America Magazines, Inc.	United States of America
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store L.L.C.	United States of America
News America Marketing In-Store Services L.L.C.	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America
News America Publishing Incorporated	United States of America
News America Real Estate, Inc.	United States of America
News Asia Pacific Holdings Partnership	United States of America
News Asia Pacific Investments Partnership	United States of America
News Boston Realty Corp.	United States of America
News Bulgaria LLC	United States of America
News Bulgaria Television, LLC	United States of America
News Cayman 2000 Limited	Cayman Islands
News Cayman DTH (Mexico) Ltd.	Cayman Islands
News Cayman DTH Ltd.	Cayman Islands
News Cayman Holdings Limited	Cayman Islands
News Community Newspapers Holdings, Inc.	United States of America
NEWS CORP EUROPE, LLC	United States of America
News Corp Star US LLC	United States of America
News Corporation (Asia) Ltd.	United States of America
News Corporation Europe & Asia, Inc.	United States of America
News Corporation Insurance Company, Inc.	United States of America
News Corporation Subsidiary, Inc.	United States of America
News Croatia Inc.	United States of America
News Delaware Corporation	United States of America
News DTH Argentina Holdings, LLC	United States of America
News FHC Holdings, LLC	United States of America

News Florida LLC	United States of America
News Group Realty Corporation	United States of America
News Group/Times Newspapers U.K., Inc.	United States of America
News In-Flight Network Company	United States of America
News Limited of Australia, Inc.	United States of America
News Luxembourg Finance S.à r.l.	Luxembourg
News Marketing Canada Corp.	Canada
News NAPI Holdings, Inc.	United States of America
News Publishers Investments Pty. Limited	Australia
News Romania Inc.	United States of America
News Rotana Holdings LLC	United States of America
News Sports Programming, Inc.	United States of America
News T Investments, Inc.	United States of America
News WG Holdings, Inc.	United States of America
News/P+ Holdings, LLC	United States of America
NewsCore, LLC	United States of America
Newscorp Cayman International Limited	Cayman Islands
NP 2 Inc.	United States of America
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Omni Holdings, Inc.	United States of America
Queens Publishing Corp.	United States of America
Repaca, Inc.	United States of America
Ruby Newco LLC	United States of America
San Antonio Film Features, Inc.	United States of America
SGH Stream Sub, Inc.	United States of America
Sky Global Services, Inc.	United States of America
Sky Investments U.K., Inc.	United States of America
Smart Source Direct L.L.C.	United States of America
STAR CGS Holdings, LLC	United States of America
Star LLC Australia Pty. Limited	Australia
Star Sport GP, Inc.	United States of America
Star US Film Holdings, Inc.	United States of America
STAR US Holdings Subsidiary, LLC	United States of America
STAR US Holdings, Inc.	United States of America
Supermarket Radio Network, Inc.	United States of America
TENC, Inc.	United States of America
Tennis Sub, Inc.	United States of America
The Daily Holdings, Inc.	United States of America
The Express-News Corporation	United States of America
TI US Sub, Inc.	United States of America
WGH, Inc.	United States of America
WIL Music, Inc.	United States of America
Wireless Generation, Inc.	United States of America
World Printing Company, Inc.	United States of America
DOW JONES & COMPANY, INC.	United States of America
Betten Financial News BV	Netherlands
DJBI, LLC	United States of America
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Malaysia) Sdn. Bhd.	Malaysia
Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China

Dow Jones AER Company, Inc.	United States of America
Dow Jones Business Interactive (U.K.) Limited	United Kingdom
Dow Jones Canada, Inc.	Canada
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Do Brasil Serviços Econômicos Ltda.	Brazil
Dow Jones Haber Ajansi Anonim Sirketi	Turkey
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Italia SRL	Italy
Dow Jones NBV Bulgaria EOOD	Bulgaria
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones News Services (Proprietary) Limited	South Africa
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Southern Holding Company, Inc.	United States of America
Dow Jones Trademark Holdings LLC	United States of America
Dow Jones Ventures V, Inc.	United States of America
Dow Jones Ventures VII, Inc.	United States of America
Dow Jones WSJA Philippines, Inc.	Philippines
Dow Jones, L.P.	United States of America
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Inc.	United States of America
eFinancialNews Limited	United Kingdom
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France
Factiva Business Information (Spain), S.L.	Spain
Factiva Finance LLC	United States of America
Factiva Limited	United Kingdom
Factiva LLC	United States of America
Factiva, Inc.	United States of America
Generate Canada ULC	Canada
Generate, Inc.	United States of America
Hulbert Financial Digest, Inc.	United States of America
MarketWatch, Inc.	United States of America
Review Publishing Company Limited	Hong Kong
The Wall Street Journal Europe Holding, Inc.	United States of America
The Wall Street Journal Europe, SPRL	Belgium
VentureOne Corporation	United States of America
Wall Street Journal India Publishing Private Limited	India
WSJ Commerce Solutions, Inc.	United States of America
DOW JONES LOCAL MEDIA GROUP, INC.	United States of America
DJLMG Pennsylvania Holdings, Inc.	United States of America
DJLMG Pennsylvania Management, Inc.	United States of America
Dow Jones LMG Massachusetts, Inc.	United States of America
Dow Jones LMG National Publishing, Inc.	United States of America
Dow Jones LMG Pennsylvania, L.P.	United States of America
Dow Jones LMG Stockton, Inc.	United States of America
Seacoast Newspapers, Inc.	United States of America

The Inquirer and Mirror, Inc.	United States of America
The Mail Tribune, Inc.	United States of America
The Nickel of Medford, Inc.	United States of America
STAR GROUP LIMITED	Cayman Islands
21st Century Holdings Limited	Hong Kong
Acetic Investments Ltd	Mauritius
All Satellite Broadcasting Company Limited	British Virgin Islands
All Satellite T.V. Equipment Company Limited	Hong Kong
Asia Productions Limited	Mauritius
Asian Cable Systems Private Limited	Mauritius
Asian Music Corporation Limited	British Virgin Islands
Asianet Communications Limited	Hong Kong
Buzzer Investments Ltd	Mauritius
Carlton Hall Ltd	Malaysia
Channel V Music Networks Limited Partnership	Hong Kong
Content & Media Services Sdn Bhd.	Malaysia
Crombie International Ltd	Mauritius
Digiwave Infrastructure and Services Private Limited	India
Fast Plus Limited	British Virgin Islands
Festival Books & Associates Limited	Hong Kong
Fortune Star Entertainment (HK) Limited	Hong Kong
Fortune Star Entertainment (UK) Limited	United Kingdom
Fortune Star Entertainment Limited	British Virgin Islands
Fox International Channels (Thailand) Limited	Thailand
FOX INTERNATIONAL CHANNLES PHILIPPINES CORPORATION	Philippines
Fox International Productions (HK) Limited	Hong Kong
FOX VENTURES KOREA YH	Korea, Republic of
Global Cricket Corporation PTE Limited	Singapore
Good Respond Limited	British Virgin Islands
Greenwich Investments Limited	Hong Kong
Hong Kong DTV Company Limited	Hong Kong
Indian Region Broadcasting Limited	Hong Kong
Indya Interactive Services Private Limited	India
Kushmore Profits Limited	British Virgin Islands
Live Wire Programme Trading Company Private Limited	India
Media Assets (Cayman) Limited	Cayman Islands
Media Investments (Central Asia) Limited	British Virgin Islands
Mulberry Investments Ltd	Mauritius
Network Digital Distribution Services FZ-LLC	United Arab Emirates
News PD Investments (BVI) Limited	British Virgin Islands
Pine Hill Investments Private Ltd	Mauritius
PPV Movies & Content Private Limited	India
Precision Components Private Limited	India
Promised Result Limited	British Virgin Islands
Quazar Investments (Mauritius) Limited	Mauritius
Riddle Investments Ltd	Mauritius
Satellite Television Asian Region Limited	Hong Kong
SGL Entertainment Limited	British Virgin Islands
Sky Hill Enterprises Limited	Hong Kong
Spanish Investments Ltd	Mauritius
Star (China) Limited	British Virgin Islands
Star (China) Ltd	China
Star (Middle East) Limited	British Virgin Islands

Star (Taiwan) Limited	British Virgin Islands
Star EKCS Cable Holding Company Limited	Cayman Islands
Star Entertainment Holdings Limited	British Virgin Islands
Star Entertainment Media Private Limited	India
STAR HS Ltd	Mauritius
Star India Private Limited	India
STAR International Holding (Thailand) Co., Ltd.	Thailand
Star International Movies Limited	British Virgin Islands
Star ISP Ltd	Mauritius
Star Middle East FZ-LLC	United Arab Emirates
Star News Broadcasting Limited	British Virgin Islands
Star Premium Entertainment Network Private Limited	India
Star Regional (SEA) Pte. Ltd	Singapore
Star Television Advertising Limited	British Virgin Islands
Star Television Asia Limited	British Virgin Islands
Star Television News Limited	British Virgin Islands
Star Television Oriental Limited	British Virgin Islands
Star Television Productions Limited	British Virgin Islands
Star Television Technical Services Limited	British Virgin Islands
Star TV (Nominees) Limited	Hong Kong
Star TV Filmed Entertainment (HK) Limited	Hong Kong
Star TV Filmed Entertainment Limited	British Virgin Islands
STARTV ATC Holding Limited	British Virgin Islands
STARTV.COM Holdings Limited	Bermuda
Starvision Hong Kong Limited	Hong Kong
SVJ Holding Limited	Mauritius
The News Corporation Limited Japan	Japan
Touch Tele Content (India) Private Limited	India
Vdotcom Holdings Limited	Hong Kong
Vijay Television Private Limited	India
Yarraton Ltd	British Virgin Islands
NEWS CORP EUROPE, INC.	United States of America
Alliance Yapim Ltd	Turkey
Huzur Radyo Televizyon AS	Turkey
TV Inwestycje Spolka Z Organiczona Odpowiedzialnoscia	Poland
NEWS SECURITIES B.V.	Netherlands
Channel [V] Netherlands No 1 B.V.	Netherlands
Channel [V] Netherlands No 2 B.V.	Netherlands
Creative Networks International ( the Netherlands) B. V.	Netherlands
F.I.M. International B.V.	Netherlands
International Global Networks B.V.	Netherlands
News Adelaide Holdings B.V.	Netherlands
News Netherlands B.V.	Netherlands
News Outdoor BV	Netherlands
News Outdoor Europe B.V.	Netherlands
News Outdoor India Private Ltd	India
News Securitie B.V.	Netherlands
News Television B.V.	Netherlands
Satellite Television Asian Region B.V.	Netherlands
STAR India Holdings B. V.	Netherlands
TV Romania B.V.	Netherlands
SKY ITALIA S.R.L.	Italy
Telecare S.r.l.	Italy
Telepiù S.r.l.	Italy

FOX ENTERTAINMENT GROUP, INC.	United States of America
12 Men of Xmas Productions, Inc.	United States of America
127 Service, Inc.	United States of America
18 Street Productions, Inc.	United States of America
19th Holdings Corporation	United States of America
21st Century Fox Film Corporation	United States of America
24Kitchen Television B.V.	Netherlands
3 At The Goat Productions, LLC	United States of America
880 Productions Limited	New Zealand
99 Productions, Inc.	United States of America
A World of Productions, Inc.	United States of America
Abraham Holding, LLC	United States of America
Abraham Investment, LLC	United States of America
Abraham Productions, LLC	United States of America
ACA2, Inc.	United States of America
AGY Service, Inc.	United States of America
Alfri Service, Inc.	United States of America
Alienator Films, Inc.	United States of America
American Housewife Productions, Inc.	United States of America
America’s Prince Productions, Inc.	United States of America
Angel Wings Productions, Inc.	United States of America
Animation Domination HD, Inc.	United States of America
April Service, Inc.	United States of America
Aqua Films Pty Limited	Australia
ARC Holding, Ltd.	United States of America
Askmen.com Solutions Canada Inc.	Canada
Atlantic 2.1 Entertainment Group, Inc.	United States of America
Auction Media Ventures, LLC	United States of America
Baby Network Limited	United Kingdom
Baggin Service, Inc.	United States of America
Bazmark Film II Pty Limited	Australia
Bazmark Film Pty Limited	Australia
Beach House Pictures Pte Limited	Singapore
Because He Can Productions, Inc.	United States of America
BEL PR Productions, LLC	United States of America
BEL US Productions, LLC	United States of America
Bestmar Limited	United Kingdom
Bestmar Service, Inc.	United States of America
BHC Network Partner II, Inc.	United States of America
BHC Network Partner III, Inc.	United States of America
BHC Network Partner, Inc.	United States of America
BHC Properties, Inc.	United States of America
Big Ten Network Services, LLC	United States of America
Big Ten Network, LLC	United States of America
Bigyear Service, Inc.	United States of America
Blacktree Productions, LLC	United States of America
Blue Sky Studios, Inc.	United States of America
Bluebush Productions, LLC	United States of America
Booker Service, Inc.	United States of America
Breakout Kings Holdings LLC	United States of America
Breakout Kings Investments LLC	United States of America
Breakout Kings Productions LLC	United States of America
Can’t Can’t Productions, Inc.	United States of America
Cannell Entertainment, Inc.	United States of America

CCI Television Productions, Inc.	United States of America
CCI Television, Inc.	United States of America
Centfox Film Ges.m.b.H	Austria
Cetran Service, Inc.	United States of America
Charing Cross Entertainment, Inc.	United States of America
Cheerleader Productions, Inc.	United States of America
Chuck B Productions, Inc.	United States of America
Cinemascope Products, Inc.	United States of America
Clearwater Entertainment, Inc.	United States of America
ClickDiario Networks S.A.	Guatemala
Conspiracy Fish Productions, Inc.	United States of America
Cotton Cage Productions, Inc.	United States of America
Counsel Service, Inc.	United States of America
Crash, LLC	United States of America
Crota Service, Inc.	United States of America
Crowned Productions, Inc.	United States of America
D.A.W. Productions, Inc.	United States of America
Daisy Entertainment, Inc.	United States of America
Dark Films Pty Limited	Australia
DAS Productions, Inc.	United States of America
Dave Productions, Inc.	United States of America
Day John Died Productions, Inc.	United States of America
De Luxe Laboratories Film Storage, Inc.	United States of America
Deal Done Productions, Inc.	United States of America
Deliberate Intent, Inc.	United States of America
Descent Service, Inc.	United States of America
DESS Service, Inc.	United States of America
DHE Productions, Inc.	United States of America
Dice Productions, Inc.	United States of America
Diehar Service, Inc.	United States of America
Difive Service, Inc.	United States of America
Digital Leaseholds, Inc.	United States of America
Digital Ventures S.R.L.	Argentina
DirectaClick Mexico S. de R.L. de C.V.	Mexico
Distribuidora y Productora de Television Fox Sports Chile Ltda.	Chile
DOAW Service, Inc.	United States of America
Done Service, Inc.	United States of America
Dot Fox Inc.	United States of America
Dotfox Networks Limited	United Kingdom
Dozen Canada Productions Ltd.	Canada
Drag Service, Inc.	United States of America
Dragonball US Productions, Inc.	United States of America
Dragons Prow Pty Limited	Australia
Drive-In Cinemas Limited	Kenya
Duets Productions, Inc.	United States of America
Earth Canada Productions Ltd.	Canada
Earth US Productions, Inc.	United States of America
Elephant Service, Inc.	United States of America
Elite Sports Limited	Gibraltar
Emmett Street Films, Inc.	United States of America
End of Day Productions, Inc.	United States of America
ENH Limited	New Zealand
Erag Service, Inc.	United States of America
Evergreen Television Production, Inc.	United States of America

FA Productions, Inc.	United States of America
Fairfax Productions, Inc.	United States of America
Family Forensics Productions, Inc.	United States of America
Family Productions, Inc.	United States of America
Fanvo Service, Inc.	United States of America
FBC Sub, Inc.	United States of America
FF Quebec Productions Ltd.	Canada
FGO, LLC	United States of America
FIC Portugal, Lda.	Portugal
FICCJM Asia Limited	Hong Kong
Final Stretch Productions, Inc.	United States of America
FIP Global Productions 1, Inc	United States of America
FIP Global Productions 2, Inc.	United States of America
FIPStar, LLC	United States of America
First Class Service, Inc.	United States of America
First Down Publications, Inc.	United States of America
FLAC Worldwide L.L.C.	United States of America
Flashlight 21, Inc.	United States of America
FNB Ventures, LLC	United States of America
Footsteps Productions, Inc.	United States of America
Four Star Entertainment Corp.	United States of America
Four Star International, Inc.	United States of America
Fox 21, Inc.	United States of America
Fox Animation Los Angeles, Inc.	United States of America
Fox Animation Studios, Inc.	United States of America
Fox Australia Investments Pty Limited	Australia
Fox Australia Productions Pty Limited	Australia
Fox Australia Pty Limited	Australia
Fox B10 Channel Partner, Inc.	United States of America
Fox Baseball Holdings, Inc.	United States of America
Fox Boston Land Holdings, Inc.	United States of America
Fox Boston Land LLC	United States of America
Fox Boston Seaport Land LLC	United States of America
Fox Broadcasting Company	United States of America
Fox Broadcasting India, Inc.	United States of America
Fox Broadcasting Sub, Inc.	United States of America
Fox BSB Holdco, Inc.	United States of America
Fox Cable Network Services, LLC	United States of America
Fox Cable Networks, Inc.	United States of America
Fox Cable Ventures, Inc.	United States of America
Fox Center Productions, Inc.	United States of America
Fox Channels (India) Private Limited	India
Fox Channels Colombia Ltda.	Colombia
Fox Channels France SAA	France
Fox Channels Japan, Inc.	United States of America
Fox Channels Middle East FZ LLC	United Arab Emirates
Fox Channels Venezuela, S.R.L.	Venezuela
Fox Circle Productions, Inc.	United States of America
Fox College Sports, Inc.	United States of America
Fox Consumer Products Limited	United Kingdom
Fox Daytime Prods., Inc.	United States of America
Fox Development Group, Inc.	United States of America
Fox Digital Enterprises, Inc.	United States of America
Fox Digital Entertainment, Inc.	United States of America

Fox Dome Holding Company, Inc.	United States of America
Fox East Productions, Inc.	United States of America
Fox Factory Srl	Italy
Fox Film Australia Pty Limited	Australia
Fox Film de la Argentina S.A.	Argentina
Fox Film do Brasil Ltda.	Brazil
Fox Film Music Corporation	United States of America
Fox Filmed Entertainment Australia Pty Limited	Australia
Fox Global Holdings, Inc.	United States of America
Fox Global Productions, Inc.	United States of America
Fox IFL Partner, Inc.	United States of America
Fox Interactive Media (Mauritius) Limited	Mauritius
Fox Interactive Media Argentina S.R.L.	Argentina
Fox Interactive Media Australia Pty Limited	Australia
Fox Interactive Media Brasil Internet Ltda.	Brazil
Fox Interactive Media France S.A.R.L.	France
Fox Interactive Media Germany GmbH	Germany
Fox Interactive Media Holdings Canada, Inc.	United States of America
Fox Interactive Media India Private Limited	India
Fox Interactive Media Italy SRL	Italy
Fox Interactive Media Mexico Services, S. de R.L. de C.V.	Mexico
Fox Interactive Media Mexico, S. de R.L. de C.V.	Mexico
Fox Interactive Media Netherlands B.V.	Netherlands
Fox Interactive Media New Zealand Limited	New Zealand
Fox Interactive Media Poland Sp.zo.o	Poland
Fox Interactive Media, Inc.	United States of America
Fox Interactive, Inc.	United States of America
Fox International Channels (France) SAS	France
Fox International Channels (Japan)	Japan
Fox International Channels (UK) Limited	United Kingdom
Fox International Channels (US) Inc.	United States of America
Fox International Channels Africa	South Africa
Fox International Channels Australia Pty Limited	Australia
Fox International Channels Bulgaria EOOD	Bulgaria
Fox International Channels España S.L.U.	Spain
Fox International Channels Europe Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Germany GmbH	Germany
Fox International Channels Guatemala, Responsabilidad Limitada	Guatemala
Fox International Channels Hong Kong Limited	Hong Kong
Fox International Channels Hungary Korlátolt Felelősségű Társaság	Hungary
Fox International Channels Italy S.r.l.	Italy
Fox International Channels Luxembourg S.a.r.l.	Luxembourg
Fox International Channels Middle East FZ-LLC	United Arab Emirates
Fox International Channels Netherlands B.V.	Netherlands
Fox International Channels Netherlands Holding B.V.	Netherlands
Fox International Channels Norway AS	Norway
Fox International Channels Oy	Finland
Fox International Channels Poland Sp.zo.o.	Poland
Fox International Channels Switzerland GmbH	Switzerland
Fox International Channels Vietnam Company Limited	Vietnam
Fox International Channels Yapim Limited Sirketi	Turkey
Fox International Equity, Inc.	United States of America
Fox International Europe Luxembourg S.C.S.	Luxembourg
Fox International Pictures Espana, S.L.	Spain

Fox International Productions (Germany) GmbH	Germany
Fox International Productions (Greater China) Limited	Hong Kong
Fox International Productions (Italy) S.r.l.	Italy
Fox International Productions (UK) Limited	United Kingdom
Fox International Productions Italia S.r.l.	Italy
Fox International Productions Japan K.K.	Japan
Fox International Productions, Inc.	United States of America
Fox International, Inc.	United States of America
Fox Island Productions, Inc.	United States of America
Fox Japan Movie Channels, Inc.	United States of America
Fox Lane Productions, Inc.	United States of America
Fox LAPTV Holdings, Inc.	United States of America
Fox LAPTV II, SC	Uruguay
Fox LAPTV L.L.C.	United States of America
Fox Late Night Productions, Inc.	United States of America
Fox Latin American Channel do Brasil Ltda.	Brazil
Fox Latin American Channel SRL	Argentina
Fox Latin American Channel, Inc.	United States of America
Fox Latin American Channels (Chile) Limitada	Chile
Fox Latin American Channels Peru S.R.L.	Peru
Fox London Productions Limited	United Kingdom
Fox Look Corporation	United States of America
Fox Louisiana Holding LLC	United States of America
Fox Louisiana Investment LLC	United States of America
Fox Louisiana Productions LLC	United States of America
Fox Media Services Societe Anonyme	Greece
Fox Media Services, Inc.	United States of America
Fox Mobile Group, Inc.	United States of America
Fox Mobile Holdings, LLC	United States of America
Fox Moore Park Pty Limited	Australia
Fox Motion Picture Venture No. 1, Inc.	United States of America
Fox Movie Channel, Inc.	United States of America
Fox Movietonews, Inc.	United States of America
Fox Music, Inc.	United States of America
Fox Net, Inc.	United States of America
Fox Networks Group, Inc.	United States of America
Fox News International, Inc.	United States of America
Fox News Network, LLC	United States of America
Fox News Productions, Inc.	United States of America
Fox News Service, Inc.	United States of America
Fox Nitetime Prods., Inc.	United States of America
Fox Optco, LLC	United States of America
Fox Pan American Sports Brazil Ltda.	Brazil
Fox Pan American Sports LLC	United States of America
Fox Partnership Investment Pty Limited	Australia
Fox Pay-Per-View Services, Inc.	United States of America
Fox Payroll Services, Inc.	United States of America
Fox Production Services Pty Limited	Australia
Fox Québec Productions Ltd.	Canada
Fox Reality Channel LLC	United States of America
Fox Records, Inc.	United States of America
Fox Searchlab, Inc.	United States of America
Fox Searchlight (UK) Limited	United Kingdom
Fox Searchlight Completions, Inc.	United States of America

Fox Searchlight Pictures, Inc.	United States of America
Fox Services, Inc.	United States of America
Fox Soccer Channel, LLC	United States of America
Fox Software, Inc.	United States of America
Fox Sports Arena, LLC	United States of America
Fox Sports Baseball Holdings, Inc.	United States of America
Fox Sports en Espanol LLC	United States of America
Fox Sports Interactive Media, LLC	United States of America
Fox Sports International Distribution Limited	Cayman Islands
Fox Sports International, Inc.	United States of America
Fox Sports Latin America Limited	Cayman Islands
Fox Sports Latin America S.A.	Argentina
Fox Sports Mexico Distribution LLC	United States of America
Fox Sports Middle East Ltd.	Cayman Islands
Fox Sports Net Arizona, LLC	United States of America
Fox Sports Net Bay Area Holdings, LLC	United States of America
Fox Sports Net Canada Holdings, LLC	United States of America
Fox Sports Net Chicago Holdings, LLC	United States of America
Fox Sports Net Detroit, LLC	United States of America
Fox Sports Net Distribution, LLC	United States of America
Fox Sports Net Florida, Inc.	United States of America
Fox Sports Net National Ad Sales Holdings II, LLC	United States of America
Fox Sports Net National Ad Sales Holdings, LLC	United States of America
Fox Sports Net North, LLC	United States of America
Fox Sports Net Ohio, LLC	United States of America
Fox Sports Net Pacific Holdings, Inc.	United States of America
Fox Sports Net West 2, LLC	United States of America
Fox Sports Net West, LLC	United States of America
Fox Sports Net, Inc.	United States of America
Fox Sports Productions, Inc.	United States of America
Fox Sports U.S. Distribution LLC	United States of America
Fox Sports World Middle East, LLC	United States of America
Fox Square Productions (Canada), Inc.	United States of America
Fox Square Productions, Inc.	United States of America
Fox Stations Sales, Inc.	United States of America
Fox Studios Australia Pty Limited	Australia
Fox Telco Holdings Ltd.	Cayman Islands
Fox Television Animation, Inc.	United States of America
Fox Television Group S. de R.L. de C.V.	Mexico
Fox Television Holdings, Inc.	United States of America
Fox Television Stations, Inc.	United States of America
Fox Television Studios Australia Pty Limited	Australia
Fox Television Studios France SAS	France
Fox Television Studios India Private Limited	India
Fox Television Studios Productions, Inc.	United States of America
Fox Television Studios, Inc.	United States of America
Fox Toma 1, LLC	United States of America
Fox Toronto Productions Ltd.	Canada
Fox Town Holdco, Inc.	United States of America
Fox Transactional TV, Inc.	United States of America
Fox Tunes, Inc.	United States of America
Fox UK Productions Limited	United Kingdom
Fox Unit Investment Pty Limited	Australia
Fox US Productions 1, Inc.	United States of America

Fox US Productions 2, Inc.	United States of America
Fox US Productions 3, Inc.	United States of America
Fox US Productions 4, Inc.	United States of America
Fox US Productions 5, Inc.	United States of America
Fox US Productions 6, Inc.	United States of America
Fox US Productions 7, Inc.	United States of America
Fox US Productions 8, Inc.	United States of America
Fox US Productions 9, Inc.	United States of America
Fox US Productions 10, Inc.	United States of America
Fox US Productions 11, Inc.	United States of America
Fox US Productions 12, Inc.	United States of America
Fox US Productions 13, Inc.	United States of America
Fox US Productions 14, Inc.	United States of America
Fox US Productions 15, Inc.	United States of America
Fox US Productions 16, Inc.	United States of America
Fox US Productions 17, Inc.	United States of America
Fox US Productions 18, Inc.	United States of America
Fox US Productions 19, Inc.	United States of America
Fox US Productions 20, Inc.	United States of America
Fox US Productions 21, Inc.	United States of America
Fox West Pictures, Inc.	United States of America
Fox World Enterprises, Inc.	United States of America
Fox World Productions, Inc.	United States of America
Fox World UK Limited	United Kingdom
Fox World Ventures Holland, Inc.	United States of America
Fox Worldwide Productions, Inc.	United States of America
Fox-BRV Southern Sports Holdings, LLC	United States of America
Fox-Hulu Holdings, Inc.	United States of America
Fox-NGC (International) Holdings, Inc.	United States of America
Fox-NGC (US) Holdings, Inc.	United States of America
Fox/UTV Holdings, Inc.	United States of America
Foxfilmes Limitada	Portugal
FOXLAB, INC.	United States of America
Foxstar Productions, Inc.	United States of America
FoxTelecolombia, S.A.	Colombia
Foxvideo International Distribution, Inc.	United States of America
Foxview, Inc.	United States of America
Foxwatch Productions, Inc.	United States of America
Fredco Property Holdings, Inc.	United States of America
FRSM Holdings, Inc.	United States of America
FRT Productions, Inc.	United States of America
FS Australia LLC	United States of America
FS West Holdings, LLC	United States of America
FSI SPV, Inc.	United States of America
FSLA Argentina SRL	Argentina
FSLA Holdings, Inc.	United States of America
FSLA Mexico Servicios S. de R.L. de C.V.	Mexico
FSLA Mexico S. de R.L. de C.V.	Mexico
FSN San Diego Holdings, LLC	United States of America
FSN Southern Holdings, Inc.	United States of America
FSO Productions, Inc.	United States of America
FTS Boston, Inc.	United States of America
FTS Investments, Inc.	United States of America
FTS Philadelphia, Inc.	United States of America

Fuel TV, Inc.	United States of America
Future Service, Inc.	United States of America
Fuzzy Puppet Productions, LLC	United States of America
FV Productions Ltd.	Canada
FVC Productions, Inc.	United States of America
FWA Productions, Inc.	United States of America
FX Networks, LLC	United States of America
Galaxy Way Finance Company, Inc.	United States of America
Galaxy Way Productions, Inc.	United States of America
GameSpy Industries, Inc.	United States of America
Gar 2 Service, Inc.	United States of America
GATV Productions, Inc.	United States of America
Geek Productions, Inc.	United States of America
Gen Production Service, Inc.	United States of America
Genesis Video Entertainment, Inc.	United States of America
Georgetown Productions, Inc.	United States of America
Giant Bowling Pin Productions, Inc.	United States of America
Glee Touring, Inc.	United States of America
Glen Avenue Films, Inc.	United States of America
Glimpse of Hell Productions, Inc.	United States of America
Global Media Content LLC	United States of America
Gold Bid Limited	Mauritius
Gold Key Entertainment, Inc.	United States of America
Gone Fission, Inc.	United States of America
Good Ghouls, Inc.	United States of America
Greenleaves Productions, Inc.	United States of America
Guern Service, Inc.	United States of America
Gum Tree Productions Pty Limited	Australia
Hangel Service, Inc.	United States of America
Harmon Cove Productions, Inc.	United States of America
Harsh Realm US Prodco, Inc.	United States of America
Heavenly Kingdom Films, Inc.	United States of America
HEC Holdco, Inc.	United States of America
Hedifam SRL	Argentina
Highgate Pictures, Inc.	United States of America
Highgate Productions, Inc.	United States of America
Hispano Foxfilm S.A.E.	Spain
Hitt Service, Inc.	United States of America
Home Alone 5 Productions, Inc.	United States of America
Honk LLC	United States of America
Hornrim Productions, Inc.	United States of America
HP Integration, Inc.	United States of America
Human Animals Productions, Inc.	United States of America
Hurt Bert Productions, Inc.	United States of America
IGN Entertainment UK Limited	United Kingdom
IGN Entertainment, Inc.	United States of America
IGN Productions, Inc.	United States of America
ILY Service, Inc.	United States of America
Imperfect Justice Productions, Inc.	United States of America
Incine Distribuidora Cinematografica S.L.	Spain
Inked Productions, Inc.	United States of America
Intermix Holdings LLC	United States of America
Intermix Media, Inc.	United States of America
Intermix Network, LLC	United States of America

International Pro League, Inc.	United States of America
Interrogation Productions, Inc.	United States of America
Inversoa Walcosol SRL	Argentina
ISP Transponder LLC	United States of America
Just Wright Films, Inc.	United States of America
KCOP Television, Inc.	United States of America
KNSD License, Inc.	United States of America
KOG Entertainment Holding LLC	United States of America
KOG Entertainment Investment LLC	United States of America
KOG Productions LLC	United States of America
Kronenberg Chronicles, Inc.	United States of America
L.C. Holding Corp.	United States of America
LAPTV A Corporation	United States of America
LAPTV B Corporation	United States of America
LAPTV LLC	United States of America
Larchmont Productions, Inc.	United States of America
Latin America Finance Company, Inc.	Cayman Islands
Leap Off Productions, Inc.	United States of America
Learning Corporation of America	United States of America
Learning Corporation of America Films, Inc.	United States of America
Les Productions Fox-Europa S.A.	France
Lianella Productions, Inc.	United States of America
Library Holdings, Inc.	United States of America
Life of Pi Productions, Inc.	United States of America
Limited Liability Company “Fox Basic Channels”	Russia
Limited Liability Company “Fox Digital Channels”	Russia
Limited Liability Company “Fox Factual Channels”	Russia
Limited Liability Company “Fox International Holdings”	Russia
Limited Liability Company “Fox International Productions CIS”	Russia
Limited Liability Company “Fox Television Channels”	Russia
Limited Liability Company “Twentieth Century Fox CIS”	Russia
Limited Liability Company “Twentieth Century Fox Siberia”	Russia
Lin Service, Inc.	United States of America
Live Forever Productions, Inc.	United States of America
Looking Glass Studios LLC	United States of America
Looks At Productions, Inc.	United States of America
Lop Service, Inc.	United States of America
Lunit Productions, Inc.	United States of America
Making Fun, Inc.	United States of America
Marone Service, Inc.	United States of America
Master Distribution Service, Inc.	United States of America
Max Service, Inc.	United States of America
Meg-Max-Mart Productions, Inc.	United States of America
Meta+Level, Inc.	United States of America
Millennium Canadian Productions Ltd.	Canada
Millennium US Prodco, Inc.	United States of America
Mirror Pictures Corporation	United States of America
Mirrors 2 Holding LLC	United States of America
Mirrors 2 Investment LLC	United States of America
Mirrors 2 Productions LLC	United States of America
Monet Lane Prods., Inc.	United States of America
Monty Two, Inc.	United States of America
Mounty Productions Ltd.	Canada
Movietonews, Inc.	United States of America

MSA Telekomunikasyon Yayincilik Reklamcilik Sinema ve Muzik Eserleri Yapimciligi Sanayi ve Ticaret A.S.	Turkey
Muddy Water Entetainment, Inc.	United States of America
Museum Canada Productions Ltd.	Canada
Museum US Productions, Inc.	United States of America
MVP Video Productions, Inc.	United States of America
My First Friend Productions, Inc.	United States of America
MyNetworkTV, Inc.	United States of America
MyNT Prods., Inc.	United States of America
MySpace Limited Liability Company	Russia
MySpace Russia, LLC	United States of America
NA Property Holdings, Inc.	United States of America
National Advertising Partners	United States of America
National Geographic Channel Denmark ApS	Denmark
National Sports Programming	United States of America
National Studios, Inc.	United States of America
Natural Blonde Films, Inc.	United States of America
Natural History New Zealand Limited	New Zealand
Neigood Service, Inc.	United States of America
Netherlands Fox Film Corporation B.V.	Netherlands
Nevelet Service, Inc.	United States of America
New Upstairs Productions Limited	Australia
New World Administration	United States of America
New World Animation, Ltd.	United States of America
New World Communications Group Incorporated	United States of America
New World Communications of Atlanta, Inc.	United States of America
New World Communications of Detroit, Inc.	United States of America
New World Communications of Tampa, Inc.	United States of America
New World Entertainment, Ltd.	United States of America
New World Pictures, Ltd.	United States of America
New World Television Incorporated	United States of America
New World Television Productions, Inc.	United States of America
New World Television Programming	United States of America
New World Video	United States of America
New World/Genesis Distribution	United States of America
Newincco 631 Limited	United Kingdom
News From The Edge, Inc.	United States of America
News Germany Holding GmbH	Germany
News Preferred Finance, Inc.	United States of America
News-USDTV Holdings, Inc.	United States of America
Next Speed Hosting, LLC	United States of America
NF Productions, Inc.	United States of America
NGC (Netherlands) B.V.	Netherlands
NGC China Limited	China
NGC Europe Limited	United Kingdom
NGC International (UK) Limited	United Kingdom
NGC Israel Limited Partnership	Israel
NGC Network (Australia) Pty Limited	Australia
NGC Network (India) Private Limited	India
NGC Network (Mauritius) Holding Ltd.	Mauritius
NGC Network Asia, LLC	United States of America
NGC Network Cayman Company Ltd.	Cayman Islands
NGC Network Europe, LLC	United States of America
NGC Network International, LLC	United States of America

NGC Network Korea Company Ltd.	Korea, Republic of
NGC Network Latin America, LLC	United States of America
NGC Network US, LLC	United States of America
NGC Networks Middle East FZ LLC	United Arab Emirates
NGC Overseas Holdings Limited	United Kingdom
NGC Productions Singapore Pte. Ltd.	Singapore
NGC UK Holdings Company Limited	United Kingdom
NGCI Canada, Inc.	United States of America
Night in Vegas Holdings LLC	United States of America
Night in Vegas Investments LLC	United States of America
Night in Vegas Productions LLC	United States of America
Night Service, Inc.	United States of America
Norgould Inc.	United States of America
North Plains, LLC	United States of America
Northgate Productions, Inc.	United States of America
Notmax Service, Inc.	United States of America
Notor Service, Inc.	United States of America
NW Communications of Austin, Inc.	United States of America
NW Communications of Phoenix, Inc.	United States of America
NW Communications of San Diego, Inc.	United States of America
NW Communications of Texas, Inc.	United States of America
NW Management Incorporated	United States of America
NW Programs Incorporated	United States of America
NWC Acquisition Corporation	United States of America
NWC Holdings Corporation	United States of America
NWC Intermediate Holdings Corporation	United States of America
NWC Management Corporation	United States of America
NWC Sub I Holdings Corporation	United States of America
NWC Sub II Holdings Corporation	United States of America
NWCG Holdings Corporation	United States of America
NWE Holdings Corporation	United States of America
NWE Sub I Incorporated	United States of America
NWTV Intermediate Holdings Corporation	United States of America
Ohio Train Films, Inc.	United States of America
Opt-in Group, LLC	United States of America
Oregon Television, Inc.	United States of America
OÜ FOX International Channels Estonia	Estonia
Outlaw Productions, Inc.	United States of America
Pacific 2.1 Entertainment Group, Inc.	United States of America
Palange Productions, Inc.	United States of America
Pamco International, Inc.	United States of America
Pan American Sports Enterprises Company	United States of America
Panoramic Productions, Inc.	United States of America
Partial Access Productions, Inc.	United States of America
Perja Service, Inc.	United States of America
Pico Films, Inc.	United States of America
Pinelands Broadcasting, Inc.	United States of America
Popular Productions, Inc.	United States of America
Predator Planet Films, Inc.	United States of America
Presentation Productions, Inc.	United States of America
Prime Network LLC	United States of America
Prime Time Media, Inc.	United States of America
Prison Break 2005-A, LLC	United States of America
Prison Break 2005-B, LLC	United States of America

Publication Collections Inc.	United States of America
Pulsa Media Consulting, S.L.	Spain
PuntoFox Networks (BVI), Corp.	British Virgin Islands
Purpleleaf Productions, LLC	United States of America
Quickfast, Inc.	United States of America
R U The Girl Productions, Inc.	United States of America
Race Productions, Inc.	United States of America
Raekwon Productions, Inc.	United States of America
Rags Productions, Inc.	United States of America
Ramon Service, Inc.	United States of America
Ray Tracing Films, Inc.	United States of America
Real Estate TV Limited	United Kingdom
Redemption Productions, Inc.	United States of America
Redweed Productions, LLC	United States of America
Reef Dog Productions, Inc.	United States of America
Responsebase Marketing, LLC	United States of America
Reunite Productions, Inc.	United States of America
Rewind Music, Inc.	United States of America
Rites of Passion, Inc.	United States of America
RSNCO LLC	United States of America
SC Productions, Inc.	United States of America
Schrodinger’s Cat Productions, Inc.	United States of America
SCI Sub I Incorporated	United States of America
SCI Subsidiary Corporation	United States of America
Scout Media, Inc.	United States of America
Scout Publishing, LLC	United States of America
Scout.com, LLC	United States of America
SCPI, Inc.	United States of America
Second Night Service, Inc.	United States of America
Shadows Productions Limited	United Kingdom
Shoot The Horse Productions, Inc.	United States of America
Sidereus Technologies, Inc.	United States of America
Skyscraper Productions, Inc.	United States of America
Slowmit Service, Inc.	United States of America
Small Cages Productions, Inc.	United States of America
SOB Productions, Inc.	United States of America
Soundecode s.r.l.	Italy
Spectacle Productions, Inc.	United States of America
Speed Channel, Inc.	United States of America
SPL Global LLC	United States of America
Sports Geniuses, Inc.	United States of America
Sports Holding Inc.	United States of America
SportSouth Network II, LLC	United States of America
SportSouth Network, LLC	United States of America
Sprocket Music, Inc.	United States of America
Stars Avenue Productions, Inc.	United States of America
Stellem Service, Inc.	United States of America
STF Productions, Inc.	United States of America
Stoke Service, Inc.	United States of America
Stopher Productions, Inc.	United States of America
Strange World Productions, Inc.	United States of America
Strike-A-Match Productions, Inc.	United States of America
Sun UK Service, Inc.	United States of America
Sunlease Films, Inc.	United States of America

Sunningdale Holdings, LLC	United States of America
Sunshine Network, Inc.	United States of America
Surgery Productions, Inc.	United States of America
TBG Productions, Inc.	United States of America
TCF Canadian TV Enterprises, Inc.	United States of America
TCF Digital Holdings, Inc.	United States of America
TCF Distributing, Inc.	United States of America
TCF Eastern Europe, Inc.	United States of America
TCF Harsh Realm Productions, Inc.	United States of America
TCF Hungary Film Rights Exploitation Limited Liability Company	Hungary
TCF International Productions, Inc.	United States of America
TCF Music Publishing, Inc.	United States of America
TCF Vancouver Productions Ltd.	Canada
TCFTV Canadian Productions, Inc.	United States of America
TCFTV Canadian Services, Inc.	United States of America
TCFTV CanPro, Inc.	United States of America
TCFTV US Prodco #1, Inc.	United States of America
TCFTV US Prodco #2, Inc.	United States of America
TCFTV US Prodco #3, Inc.	United States of America
TCFTV US Prodco #4, Inc.	United States of America
TCFTV US Prodco #5, Inc.	United States of America
TCFTV US Prodco #6, Inc.	United States of America
TCFTV US Prodco #7, Inc.	United States of America
TCFTV US Prodco #8, Inc.	United States of America
TCFTV US Prodco #9, Inc.	United States of America
TCFTV US Prodco #10, Inc.	United States of America
TCFTV US Prodco #11, Inc.	United States of America
TCFTV US Prodco #12, Inc.	United States of America
TCFTV US Prodco #13, Inc.	United States of America
TCFTV US Prodco #14, Inc.	United States of America
TCFTV US Prodco #15, Inc.	United States of America
TCFTV Worldwide Productions, Inc.	United States of America
Television Media Services B.V.	Netherlands
Tempco DNA Limited	United Kingdom
Terra Nova Productions Pty Limited	Australia
The Barn Productions, Inc.	United States of America
The British Movietonews Limited	United Kingdom
The Colony Productions, Inc.	United States of America
The Fox Interactive Store, Inc.	United States of America
The Fox Store, Inc.	United States of America
The Gates Holdings LLC	United States of America
The Gates Investments LLC	United States of America
The Gates Productions LLC	United States of America
The Greenblatt Janollari Studio, Inc.	United States of America
The Killing Productions, Inc.	United States of America
The Test Productions, Inc.	United States of America
Three Inches Productions, Inc.	United States of America
Three Sticks Productions, Inc.	United States of America
Tooth US Productions, Inc.	United States of America
Tournament of Greats, Inc.	United States of America
Transfer NV	Belgium
Transient Films, Inc.	United States of America
Trash Productions, Inc.	United States of America
Triple G Productions, Inc.	United States of America

TVF II Productions, Inc.	United States of America
TVF Productions, Inc.	United States of America
TVM Productions, Inc.	United States of America
Twelve Mile Road Productions, Inc.	United States of America
Twentieth Century Fox BD+, LLC	United States of America
Twentieth Century Fox Canada Limited	Canada
Twentieth Century Fox Chile, Inc.	United States of America
Twentieth Century Fox Distributing Corporation	United States of America
Twentieth Century Fox Film (East) Private Limited	Singapore
Twentieth Century Fox Film (Malaya) Sendirian Berhad	Malaysia
Twentieth Century Fox Film Belge S.A.	Belgium
Twentieth Century Fox Film Company (Export) Limited	United Kingdom
Twentieth Century Fox Film Company Limited	United Kingdom
Twentieth Century Fox Film Corporation	United States of America
Twentieth Century Fox Film Corporation (Australia) Pty Limited	Australia
Twentieth Century Fox Film Corporation, Betriebsgesellschaft fur die Schweiz	Switzerland
Twentieth Century Fox Film de Mexico S.A.	Mexico
Twentieth Century Fox Film Distributors Pty Limited	Australia
Twentieth Century Fox Film Netherlands B.V.	Netherlands
Twentieth Century Fox Films, S.A.	Panama
Twentieth Century Fox France, Inc.	United States of America
Twentieth Century Fox Holding (Mauritius) Limited	Mauritius
Twentieth Century Fox Home Entertainment AB	Sweden
Twentieth Century Fox Home Entertainment Australia Pty Limited	Australia
Twentieth Century Fox Home Entertainment BV	Netherlands
Twentieth Century Fox Home Entertainment Canada Limited	Canada
Twentieth Century Fox Home Entertainment Espana, S.A.	Spain
Twentieth Century Fox Home Entertainment France S.A.	France
Twentieth Century Fox Home Entertainment Germany GmbH	Germany
Twentieth Century Fox Home Entertainment International Corporation	United States of America
Twentieth Century Fox Home Entertainment Italia S.r.l.	Italy
Twentieth Century Fox Home Entertainment Japan K.K.	Japan
Twentieth Century Fox Home Entertainment Limited	United Kingdom
Twentieth Century Fox Home Entertainment LLC	United States of America
Twentieth Century Fox Home Entertainment Mexico S.A. de C.V.	Mexico
Twentieth Century Fox Home Entertainment South Pacific Pty Limited	Australia
Twentieth Century Fox Import Corporation	United States of America
Twentieth Century Fox Inc., U.S.A.	United States of America
Twentieth Century Fox Innovations, Inc.	United States of America
Twentieth Century Fox Inter-America, Inc.	United States of America
Twentieth Century Fox International Corporation	United States of America
Twentieth Century Fox International Limited	United Kingdom
Twentieth Century Fox International Telecommunications Distribution, Inc.	United States of America
Twentieth Century Fox International Television Distribution, Inc.	United States of America
Twentieth Century Fox International Television, Inc.	United States of America
Twentieth Century Fox International Theatrical Distribution, Inc.	United States of America
Twentieth Century Fox Italy S.p.A. Inc.	Italy
Twentieth Century Fox Italy S.p.A., Inc.	United States of America
Twentieth Century Fox Japan, Inc.	United States of America
Twentieth Century Fox Korea, Inc.	Korea, Republic of

Twentieth Century Fox Media, Inc.	United States of America
Twentieth Century Fox Merchandise Store, Inc.	United States of America
Twentieth Century Fox Norway AS	Norway
Twentieth Century Fox of Germany GmbH	Germany
Twentieth Century Fox Pay Television (Australia) Pty Limited	Australia
Twentieth Century Fox Philippines, Inc.	Philippines
Twentieth Century Fox Productions Limited	United Kingdom
Twentieth Century Fox Studio Club	United States of America
Twentieth Century Fox Telecommunications International, Inc.	United States of America
Twentieth Century Fox Television Limited	United Kingdom
Twentieth Century Fox Thailand, Inc.	United States of America
Twentieth Century Fox Titanic Productions, Inc.	United States of America
Twentieth Century Fox Trinidad Limited	Trinidad and Tobago
Twentieth Century Fox Worldwide Productions, Inc.	United States of America
Twentieth Century Fox, Puerto Rico Inc.	United States of America
Twentieth Century Fox, Sweden Aktiebolaget	Sweden
Twentieth Television, Inc.	United States of America
Twenty-First Century Film Corporation	United States of America
Twenty-First Century Fox Corporation	United States of America
Twenty-First Century Fox Film Company Limited	United Kingdom
Twenty-First Century Fox Film Distributors Pty Limited	Australia
Twenty-First Century Fox Mexico, S.A. de C.V.	Mexico
Twenty-First Century Fox Productions, Inc.	United States of America
Twenty-First Century Fox Varieties, Inc.	United States of America
Two Cents Inc.	United States of America
TX Productions, Inc.	United States of America
TyT Sports Marketing, Ltd.	Cayman Islands
UGO Entertainment, Inc.	United States of America
UGO Networks (DE), Inc.	United States of America
Under Pilot 07 Productions, Inc.	United States of America
United Entertainment Group, Inc.	United States of America
United Television Sales, Inc.	United States of America
Unmatched Service, Inc.	United States of America
Unstop Service, Inc.	United States of America
Used Service, Inc.	United States of America
USSun Productions, Inc.	United States of America
utarget Limited	United Kingdom
Utilisima LLC	United States of America
UTV of Baltimore, Inc.	United States of America
UTV of Orlando, Inc.	United States of America
UTV of San Francisco, Inc.	United States of America
Valley Glen Entertainment, Inc.	United States of America
Van Ness Films, Inc.	United States of America
Venue Merchandising, Inc.	United States of America
Verde River Productions, Inc.	United States of America
Very Imaginative Pictures, Inc.	United States of America
Viajar Distribución Televisión Digital, S.L.U.	Spain
Virgin Booty Productions, Inc.	United States of America
Voyage S.A.S.	France
VRBW Productions, Inc.	United States of America
Watercooler Productions, Inc.	United States of America
WBRC and WGHP Television Corporation	United States of America
Wedron Silica Company	United States of America
West End Circle Studios, Inc.	United States of America

Westgate Productions, Inc.	United States of America
WFXT, Inc.	United States of America
WhatIfSports.com, Inc.	United States of America
Wiley Optics, Inc.	United States of America
Wolf Service, Inc.	United States of America
Wolg Productions, Inc.	United States of America
Wolven Service, Inc.	United States of America
World War III Productions, Inc.	United States of America
Woz Productions Limited	New Zealand
WT Canada Productions Ltd.	Canada
WWOR-TV, Inc.	United States of America
X-F Productions, Inc.	United States of America
XM3 Service, Inc.	United States of America
Yardbarker, Inc.	United States of America
Zonatel SAFI	Uruguay
SHINE LIMITED	United Kingdom
30 Day Productions Inc.	United States of America
Addison Productions, Inc.	United States of America
Alamo Productions, Inc.	United States of America
Am Glad Productions	United States of America
Among Giants Limited	United Kingdom
Amwell Inc.	United States of America
Ardaban Inc.	United States of America
Ardaban, LLC	United States of America
Berkeley Productions, Inc.	United States of America
Better Productions, Inc.	United States of America
Big Brother AB	Sweden
Big Brother KB	Sweden
Bigger Productions, Inc.	United States of America
BL4 Productions, Inc.	United States of America
BOSOX Development LLC	United States of America
Bravura, Inc.	United States of America
Brillante Digital, Inc.	United States of America
Brillante Entretenimiento, Inc.	United States of America
Brillante Ficcion, Inc.	United States of America
Brillante Productions, Inc.	United States of America
Brown Eyed Boy Limited	United Kingdom
CD Services, Inc.	United States of America
Central Park West Productions	United States of America
Clark Street Productions, Inc.	United States of America
Close It	United States of America
Club Productions Inc.	United States of America
Concord Productions, Inc.	United States of America
Crush It	United States of America
Dragonfly Film & TV (LB) Limited	United Kingdom
Dragonfly Film & TV (MI) Limited	United Kingdom
Dragonfly Film and Television Productions Limited	United Kingdom
Dunder, Inc.	United States of America
Enlighten It	United States of America
Faboo	United States of America
Filmlance International AB	Sweden
Friday TV AB	Sweden
Go Faster Productions, Inc.	United States of America
Greenmonster Development LLC	United States of America

Hold It	United States of America
In the Field, Inc.	United States of America
Ivar Productions, Inc.	United States of America
Ivy Productions, Inc.	United States of America
Karma Circle	United States of America
Keeping Track Music, Inc.	United States of America
Kudos (Ashes) Limited	United Kingdom
Kudos (Burn Up) Limited	United Kingdom
Kudos (Burn Up) MD Limited	United Kingdom
Kudos (EB) Limited	United Kingdom
Kudos (Eternal) Limited	United Kingdom
Kudos (Fixer) Limited	United Kingdom
Kudos (Hour) Limited	United Kingdom
Kudos (L&O) Limited	United Kingdom
Kudos (Law) Limited	United Kingdom
Kudos (Liberty) Limited	United Kingdom
Kudos (LS) Limited	United Kingdom
Kudos (LS2) Limited	United Kingdom
Kudos (Manhattan) Limited	United Kingdom
Kudos (Morton) Limited	United Kingdom
Kudos (MW) Limited	United Kingdom
Kudos (Occupation) Limited	United Kingdom
Kudos (Plus One) Limited	United Kingdom
Kudos (SA) Limited	United Kingdom
Kudos (Spooks) CP Limited	United Kingdom
Kudos (Tsunami) Limited	United Kingdom
Kudos (WM) Limited	United Kingdom
Kudos Brown Eyed Boy (Scotland) Limited	United Kingdom
Kudos Child of Mine Limited	United Kingdom
Kudos Cut Limited	United Kingdom
Kudos Film & Television Limited	United Kingdom
Kudos Generator Television Limited	United Kingdom
Kudos Hustle Limited	United Kingdom
Kudos MI-High Limited	United Kingdom
Kudos Pictures Limited	United Kingdom
Kudos Rights Limited	United Kingdom
Lafayette Productions, Inc.	United States of America
Lifestyle Productions, Inc	United States of America
Livermore Productions Inc.	United States of America
Lovely Day Productions Limited	United Kingdom
Macy Productions, Inc.	United States of America
Meter Television AB	Sweden
Metrix Interactive AB	Sweden
Metronome Film & Television Oy	Finland
Metronome Film och Television AB	Sweden
Metronome International AB	Sweden
Metronome Productions A/S	Denmark
Metronome Spartacus AS	Norway
Metronome, LLC	United States of America
Mifflin, Inc.	United States of America
Mutter Media AB	Sweden
Nashville Star Productions, Inc.	United States of America
NC Shine Acquisition Ltd	United Kingdom
NC Shine US, Inc.	United States of America

New Moon Rising Limited	United Kingdom
NS Tours LLC	United States of America
Orinda Productions, Inc.	United States of America
Princess Productions Limited	United Kingdom
Renässans I Stockholm AB	Sweden
Reveille Consulting	United States of America
Reveille Independent, LLC	United States of America
Reveille LLC	United States of America
Reveille Music Publishing LLP	United States of America
Reveille Two, LLC	United States of America
Rocilla Script AB	Sweden
Rubicon Film AS	Norway
Rubicon TV AS	Norway
Schulmangruppen AB	Sweden
Scranton Development, Inc.	United States of America
SHF Licensing SASU	France
Shine (Aust) PTY Limited	Australia
Shine 971 Limited	United Kingdom
Shine 972 Limited	United Kingdom
Shine America Studios, Inc.	United States of America
Shine America Studios, LLC	United States of America
Shine Australia Holdings PTY Limited	Australia
Shine France S.A.S.	France
Shine Germany Film Und Fernsebproduktion GmbH	Germany
Shine Luxembourg Holdings S.a.r.l.	Luxembourg
Shine Luxembourg Limited S.a.r.l.	Luxembourg
Shine Nordic Formats AB	Sweden
Shine North Limited	United Kingdom
Shine Norway AS	Norway
Shine Pictures LLP	United Kingdom
Shine Sweden AB	Sweden
SHINE TV LIMITED	United Kingdom
Shine US Holdings, Inc.	United States of America
Spooks Limited	United Kingdom
Start Productions, Inc.	United States of America
STO-CPH Produktion AB	Sweden
Studios A/S	Denmark
Studios AS	Norway
Studios Mekaniken AB	Sweden
Summit Entertainment Group, Inc.	United States of America
Take It Over, Inc.	United States of America
The Unofficial TV Company Limited	United Kingdom
Tvalkoppen AB	Sweden
Ugly, Inc.	United States of America
Unscrambled Development, Inc.	United States of America
Upper West Side Productions	United States of America
Who Are You, Inc.	United States of America
Yawkey Development LLC	United States of America
Yemen Distributions Limited	United Kingdom
Yemen Productions Limited	United Kingdom
Yucca Post, Inc.	United States of America